U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities and Exchange
                           Act of 1934


Date of Report (Date of earliest event reported):  January 2, 2002


                      VENTURES-UNITED, INC.
     (Exact name of registrant as specified in its charter)


         Utah              000-32921            87-0365131
   (State or other     (Commission File        (IRS Employer
   jurisdiction of           No.)           Identification No.)
   incorporation or
    organization)


          620 East 3945 South, Salt Lake City, UT 84107
            (Address of principal executive offices)


                         (801) 268-9237
                 (Registrant's telephone number)

         342 East 900 South, Salt Lake City, Utah 84111
         (Former address, if changed since last report)

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            Item 1.  Changes in Control of Registrant

     This report is filed by Ventures-United, Inc., a Utah corporation ("Company") to report a change in a majority of the board of directors of the Company effective January 2, 2002. The details of the change in control are set forth in the Rule 14f-1 Report of Change in Majority of Directors dated December 21, 2001, as filed with the Securities and Exchange Commission on December 20, 2001, and mailed to each of the Company's stockholders of record, which is incorporated herein by this reference.

           Item 7.  Financial Statements and Exhibits

Financial Statements and Pro Forma Financial Information

     None

Exhibits

     Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-B.

SEC Ref.                 Title of Document              Location
  No.

 20.1      Rule 14f-1 Report of Change in Majority of    Attached
            Directors dated December 21, 2001

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VENTURES-UNITED, INC.


Dated:  December 26, 2001       By /s/ Gary R. Littler, President

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